UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017 (October 26, 2017)

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction
of incorporation)

001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

303-381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07.                Submission of Matters To a Vote of Security Holders

On October 26, 2017, Array BioPharma Inc. (the “Company”) held its Annual Meeting. There were 137,196,593 shares of common stock represented in person or by valid proxies at the Annual Meeting and entitled to be voted, representing 79.9% of the 171,766,223 shares of common stock outstanding as of the August 30, 2017 record date. The stockholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission dated September 13, 2017. The following is a tabulation of the final voting results for each of the proposals presented and voted on at the Annual Meeting.

Proposal 1: The Company’s stockholders elected three Class II Directors, each to serve for a three-year term expiring at the 2020 annual meeting of stockholders and until their respective successors have been duly elected and qualified. The votes regarding this proposal were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Kyle Lefkoff	114,129,342	2,170,830	20,896,421
Shalini Sharp	115,249,176	1,050,996	20,896,421
Ron Squarer	114,139,985	2,160,187	20,896,421

Proposal 2: The Company’s stockholders approved the advisory vote on executive compensation. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
113,136,559	2,932,218	231,395	20,896,421

Proposal 3: The Company’s stockholders approved the holding an advisory vote of stockholders on executive compensation on an annual basis. The votes regarding this proposal were as follows:

One Year	Two Years	Three Years	Abstain
111,137,501	125,816	4,916,041	120,814

Proposal 4: The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2018. The votes regarding this proposal were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
136,658,227	112,948	425,418	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2017	Array BioPharma Inc.

	By:	/s/ Jason Haddock
Jason Haddock Chief Financial Officer